Exhibit 10.3
EXECUTION COPY
INTERCOMPANY SUBORDINATION AGREEMENT
          THIS INTERCOMPANY SUBORDINATION AGREEMENT (this “Agreement”), dated as of December 21, 2010, is made among the Companies (as defined below) and WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company, as agent (in such capacity, together with its successors and assigns, “Agent”) for the Lenders (such capitalized terms and all other capitalized terms used herein without definition shall have the meanings provided for in Section 1) and the Bank Product Providers.
          WHEREAS, American Commercial Lines Inc., a Delaware corporation (“Parent”), Commercial Barge Line Company, a Delaware corporation (“CBL”), American Commercial Lines LLC, a Delaware limited liability company (“ACL”), ACL Transportation Services LLC, a Delaware limited liability company (“ACLTS”) and Jeffboat LLC, a Delaware limited liability company (“Jeffboat”; together with CBL, ACL and ACLTS, are referred to hereinafter each individually as a “Borrower”, and individually and collectively, jointly and severally, as the “Borrowers”), certain financial institutions (collectively, the “Lenders”), and Agent are parties to that certain Credit Agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), dated as of the date hereof, pursuant to which the Lenders have agreed to make certain financial accommodations to Borrowers;
          WHEREAS, Parent and its Subsidiaries party to this Agreement, are collectively referred to herein as the “Companies” and each a “Company”;
          WHEREAS, each Payee Company (as defined herein) has made or may make certain loans or advances from time to time to one or more Payor Companies (as defined herein);
          WHEREAS, the Companies will each benefit by the financial accommodations extended to Borrowers by the Lender Group under the Credit Agreement; and
          WHEREAS, in order to induce Agent and the Lender Group to enter into the Credit Agreement and the other Loan Documents and to induce the Lender Group to make financial accommodations to Borrowers as provided for in the Credit Agreement, each Company has agreed to the subordination of such indebtedness of each Payor Company to each Payee Company, upon the terms and subject to the conditions set forth in this Agreement.
          NOW, THEREFORE, in consideration of the mutual promises, covenants, conditions, representations, and warranties set forth herein and for other good and valuable consideration, the parties hereto agree as follows:
          SECTION 1. Definitions; Interpretation.
          (a) Terms Defined in Credit Agreement. All capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.
          (b) Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings:
          “Agent” has the meaning set forth in the preamble to this Agreement.
          “Agreement” has the meaning set forth in the preamble to this Agreement.
          “Borrower” and “Borrowers” have the meaning set forth in the recitals to this Agreement.
Intercompany Subordination Agreement

          “Company” and “Companies” have the meanings set forth in the recitals to this Agreement.
          “Insolvency Event” has the meaning set forth in Section 3.
          “Lenders” has the meaning set forth in the recitals to this Agreement.
          “Payee Company” means, in respect of any Subordinated Debt, each Company to whom such Subordinated Debt is owed by any other Company.
          “Payor Company” means, in respect of any Subordinated Debt, each Company that owes such Subordinated Debt to any other Company.
          “Senior Claimholders” means, at any relevant time, the holders of Senior Debt at such time, including members of the Lender Group, the Bank Product Providers, the Agent, and any other agent under the Credit Agreement.
          “Senior Debt” means the Obligations and other indebtedness, liabilities, and guaranties of Borrowers or Companies to Senior Claimholders under or in connection with the Credit Agreement and the other Loan Documents, including all unpaid principal of the Advances, all interest accrued thereon (including all interest that, but for the provisions of the Bankruptcy Code, would have accrued), all fees due under the Credit Agreement and the other Loan Documents (including all fees that, but for the provisions of the Bankruptcy Code, would have accrued), and all other amounts payable by any Borrower or any other Company to Senior Claimholders thereunder or in connection therewith, whether now existing or hereafter arising, and whether due or to become due, absolute or contingent, liquidated or unliquidated, determined or undetermined.
          “Subordinated Debt” means, with respect to each Payee Company that is not a Loan Party, all indebtedness, liabilities, and other obligations of any Payor Company that is a Loan Party owing to such Payee Company in respect of any and all loans or advances made by such Payee Company to such Payor Company whether now existing or hereafter arising, and whether due or to become due, absolute or contingent, liquidated or unliquidated, determined or undetermined, including all fees and all other amounts payable by such Payor Company to such Payee Company under or in connection with any documents or instruments related thereto.
          “Subordinated Debt Payment” means any payment or distribution by or on behalf of the Payor Companies, directly or indirectly, of assets of the Payor Companies of any kind or character, whether in cash, property, or securities, including on account of the purchase, redemption, or other acquisition of Subordinated Debt, as a result of a collection, sale, or other disposition of collateral, or by setoff, exchange, or in any other manner, for or on account of the Subordinated Debt.
          (c) Interpretation. Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the term “including” is not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Section, subsection, clause, schedule, and exhibit references are to this Agreement unless otherwise specified. References to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto. References to statutes or regulations are to be construed as including all statutory and regulatory provisions consolidating, amending, or replacing the statute or regulation referred to. The captions and headings are for convenience of reference only and shall not affect the construction of this Agreement.

          SECTION 2. Subordination to Payment of Senior Debt. As to each Company, all payments on account of Subordinated Debt shall be subject, subordinate, and junior, in right of payment and exercise of remedies, to the extent and in the manner set forth herein, to the prior payment, in full, of the Senior Debt.
          SECTION 3. Subordination Upon Any Distribution of Assets of the Companies. As to each Payee Company, in the event of any payment or distribution of assets of any Payor Company of any kind or character, whether in cash, property, or securities, upon the dissolution, winding up, or total or partial liquidation or reorganization, readjustment, arrangement, or similar proceeding relating to such Payor Company or its property, whether voluntary or involuntary, or in bankruptcy, insolvency, receivership, arrangement, or similar proceedings or upon an assignment for the benefit of creditors, or upon any other marshaling or composition of the assets and liabilities of such Payor Company, or otherwise (such events, collectively, the “Insolvency Events”): (i) all amounts owing on account of the Senior Debt shall first be paid, in full, before any Subordinated Debt Payment is made; and (ii) to the extent permitted by applicable law, any Subordinated Debt Payment to which any such Payee Company would be entitled except for the provisions hereof, shall be paid or delivered by the trustee in bankruptcy, receiver, assignee for the benefit of creditors, or other liquidating agent making such payment or distribution directly to Agent for application to the payment of the Senior Debt.
          SECTION 4. Payments on Subordinated Debt.
          (a) Permitted Payments. So long as no Event of Default has occurred and is continuing, each Payor Company may make, and each Payee Company shall be entitled to accept and receive, payments on account of the Subordinated Debt in the ordinary course of business to the extent such payments are permitted under the Credit Agreement.
          (b) No Payment Upon Senior Debt Defaults. Upon the occurrence and during the continuance of any Event of Default, no Payor Company shall make, and no Payee Company shall accept or receive, any Subordinated Debt Payment.
          SECTION 5. Subordination of Remedies. If any Default or Event of Default has occurred and is continuing, no Payee Company shall, without the prior written consent of Agent:
          (a) accelerate, make demand, or otherwise make due and payable prior to the original due date thereof any Subordinated Debt or bring suit or institute any other actions or proceedings to enforce its rights or interests in respect of the obligations of any Payor Company owing to such Payee Company;
          (b) exercise any rights under or with respect to guaranties of the Subordinated Debt, if any;
          (c) exercise any rights to set-offs and counterclaims in respect of any indebtedness, liabilities, or obligations of such Payee Company to any Payor Company against any of the Subordinated Debt; or
          (d) commence, or cause to be commenced, or join with any creditor other than Agent and the Lenders in commencing, any bankruptcy, insolvency, or receivership proceeding against any Payor Company.
          SECTION 6. Payment Over to Agent. In the event that, notwithstanding the provisions of Section 3, Section 4, and Section 5, any Subordinated Debt Payments shall be received in contravention of Section 3, Section 4, or Section 5 by any Payee Company before all Senior Debt is paid, in full, such Subordinated Debt Payments shall be held in trust for the benefit of Agent and the other Senior Claimholders and shall be promptly paid over or delivered to Agent for application to the payment, in full, of all Senior Debt remaining unpaid to the extent necessary to give effect to Section 3, Section 4, and Section 5, after giving effect to any concurrent payments or distributions to Agent or any other Senior Claimholder in respect of the Senior Debt.
          SECTION 7. Authorization to Agent. If, while any Subordinated Debt is outstanding, any Insolvency Event shall occur and be continuing with respect to any Company or its property: (i) Agent hereby is irrevocably authorized and empowered (in the name of each Company or otherwise), but shall have no obligation, to demand, sue for, collect, and receive every payment or distribution in respect of the Subordinated Debt and give acquittance therefor and to file claims and proofs of claim and take such other action (including voting the Subordinated Debt) as it may deem necessary or advisable for the exercise or enforcement of any of the rights or interests of Agent or any other Senior Claimholder; and (ii) each Payee Company shall promptly take such action as Agent reasonably may request (A) to collect the Subordinated Debt for the account of Agent and the other Senior Claimholders and to file appropriate claims or proofs of claim in respect of the Subordinated Debt, (B) to execute and deliver to Agent such powers of attorney, assignments, and other instruments as it may request to enable it to enforce any and all claims with respect to the Subordinated Debt, and (C) to collect and receive any and all Subordinated Debt Payments.
          SECTION 8. Certain Agreements of Each Company.
          (a) No Benefits. Each Company understands that there may be various agreements between Agent, the other Senior Claimholders and any other Company evidencing and governing the Senior Debt, and each Company acknowledges and agrees that such agreements are not intended to confer any benefits on such Company in their capacity as a Payee Company and that neither Agent nor any other Senior Claimholder shall have any obligation to such Company or any other Person to exercise any rights, enforce any remedies, or take any actions which may be available to them under such agreements.
          (b) No Interference. Each Company acknowledges that the other Companies have granted or may from time to time grant to Agent, for the benefit of the Senior Claimholders, security interests in any or all of their respective assets, and each Company agrees not to interfere with or in any manner oppose a disposition of any such Collateral by Agent in accordance with applicable law.
          (c) Reliance by Agent and the Senior Claimholders. Each Company acknowledges and agrees that Agent and the other Senior Claimholders will have relied upon and will continue to rely upon the subordination provisions provided for herein and the other provisions hereof in entering into the Loan Documents and making or issuing the Advances, the Letters of Credit, or other financial accommodations thereunder.
          (d) Waivers. Except as provided under the Loan Documents, each Company hereby waives any and all notice of the incurrence of the Senior Debt or any part thereof and any right to require marshaling of assets.
          (e) Obligations of Each Company Not Affected. Each Company hereby agrees that at any time and from time to time, without notice to or the consent of such Company, without incurring responsibility to such Company, and without impairing or releasing the subordination provided for herein or otherwise impairing the rights of Agent or any other Senior Claimholder hereunder, (i) the time for any other Company’s performance of or compliance with any of its agreements contained in the Loan Documents may be extended or such performance or compliance may be waived by Agent (in accordance with the Loan Documents); (ii) the agreements of any other Company with respect to the Loan Documents may from time to time be modified by such Company, Agent and the other Senior Claimholders (in accordance with the Loan Documents) for the purpose of adding any requirements thereto or changing in any manner the rights and obligations of such Company, Agent or the other Senior Claimholders thereunder; (iii) the manner, place, or terms for payment of Senior Debt or any portion thereof may be altered or the terms for payment extended, or the Senior Debt may be renewed in whole or in part; (iv) the maturity of the Senior Debt may be accelerated in accordance with the terms of any present or future agreement by any other Company, Agent and the other Senior Claimholders (in accordance with the Loan Documents); (v) any Collateral may be sold, exchanged, released, or substituted and any Lien in favor of Agent or any other Senior Claimholder may be terminated, subordinated, or fail to be perfected or become unperfected; (vi) any Person liable in any manner for Senior Debt may be discharged, released, or substituted; and (vii) all other rights against the other Companies, any other Person, or with respect to any Collateral may be exercised (or Agent or any other Senior Claimholder may waive or refrain from exercising such rights in accordance with the Loan Documents).
          (f) Rights of Agent and the Other Senior Claimholders Not to Be Impaired. No right of Agent or any other Senior Claimholder to enforce the subordination provided for herein or to exercise its other rights hereunder shall at any time in any way be prejudiced or impaired by any act or failure to act by any Company, Agent or any other Senior Claimholder hereunder or under or in connection with the other Loan Documents or by any noncompliance by the Companies with the terms and provisions and covenants herein or in any other Loan Document, regardless of any knowledge thereof Agent or any other Senior Claimholder may have or otherwise be charged with.
          (g) Acquisition of Liens or Guaranties. Except as permitted by the Loan Documents, no Company shall, without the prior consent of Agent, acquire any right or interest in or to any Collateral not owned by such Company or accept any guaranties for the Subordinated Debt.
          SECTION 9. Subrogation. Until the payment and performance in full of all Senior Debt, no Company shall have, nor shall it directly or indirectly exercise, any rights that it may acquire by way of subrogation under this Agreement, by any payment or distribution to Agent or any other Senior Claimholder hereunder or otherwise. Upon the payment and performance in full of all Senior Debt, each Payee Company shall be subrogated to the rights of Agent and the other Senior Claimholders to receive payments or distributions applicable to the Senior Debt until the Subordinated Debt shall be paid in full. For the purposes of the foregoing subrogation, no payments or distributions to Agent or any other Senior Claimholder of any cash, property, or securities to which any other Company would be entitled except for the provisions of Section 3, Section 4, or Section 5 shall, as among such Company, its creditors (other than Agent and the other Senior Claimholders), and the other Companies, be deemed to be a payment by the other Companies to or on account of the Senior Debt.
          SECTION 10. Continuing Agreement; Reinstatement.
          (a) Continuing Agreement. This Agreement is a continuing agreement of subordination and shall continue in effect and be binding upon each Company until payment and performance in full in cash of the Senior Debt. The subordinations, agreements, and priorities set forth herein shall remain in full force and effect regardless of whether any party hereto in the future seeks to rescind, amend, terminate, or reform, by litigation or otherwise, its respective agreements with the other Companies.
          (b) Reinstatement. This Agreement shall continue to be effective or shall be reinstated, as the case may be, if, for any reason, any payment of the Senior Debt by or on behalf of any other Company shall be rescinded or must otherwise be restored by Agent or any other Senior Claimholder, whether as a result of an Insolvency Event or otherwise.
          SECTION 11. Transfer of Subordinated Debt. Except as otherwise permitted by the Credit Agreement, no Company may assign or transfer its rights and obligations in respect of the Subordinated Debt without the prior written consent of Agent, and any such transferee or assignee, as a condition to acquiring an interest in the Subordinated Debt shall agree to be bound hereby, in form satisfactory to Agent.
          SECTION 12. Obligations of the Companies Not Affected. The provisions of this Agreement are intended solely for the purpose of defining the relative rights of each Company against the other Companies, on the one hand, and of Agent and the other Senior Claimholders against the Companies, on the other hand. Nothing contained in this Agreement shall (i) impair, as between each Company and the other Companies, the obligation of the other Companies to pay their respective obligations with respect to the Subordinated Debt as and when the same shall become due and payable, or (ii) otherwise affect the relative rights of each Company against the other Companies, on the one hand, and of the creditors (other than Agent and the other Senior Claimholders) of any Company against the other Companies, on the other hand.
          SECTION 13. Endorsement of Company Documents; New Subsidiaries; Further Assurances and Additional Acts.
          (a) Endorsement of Company Documents. Upon the occurrence and during the continuance of an Event of Default, at the request of Agent, all documents and instruments evidencing any of the Subordinated Debt, if any, shall be endorsed with a legend noting that such documents and instruments are subject to this Agreement, and each Company shall promptly deliver to Agent evidence of the same.
          (b) New Subsidiaries. Each Company will cause any new direct or indirect Subsidiary (whether by acquisition or creation) of such Company to execute and deliver in favor of Agent an instrument by which such new Subsidiary shall become a Company hereunder with the same force and effect as if originally named as a Company herein. The execution and delivery of any such instrument adding an additional Company as a party to this Agreement shall not require the consent of any other Company hereunder. The rights and obligations of each Company hereunder shall remain in full force and effect notwithstanding the addition of any new Company hereunder.
          (c) Further Assurances and Additional Acts. Each Company shall execute, acknowledge, deliver, file, notarize, and register at its own expense all such further agreements, instruments, certificates, financing statements, documents, and assurances, and perform such acts as Agent reasonably shall deem necessary or appropriate to effectuate the purposes of this Agreement, and promptly provide Agent with evidence of the foregoing reasonably satisfactory in form and substance to Agent.
          SECTION 14. Notices. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including by facsimile transmission) and shall be mailed, sent, or delivered in accordance with the notice provisions contained in the Loan Documents.
          SECTION 15. No Waiver; Cumulative Remedies. No failure on the part of Agent or any other Senior Claimholder to exercise, and no delay in exercising, any right, remedy, power, or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power, or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power, or privilege. The rights and remedies under this Agreement are cumulative and not exclusive of any rights, remedies, powers, and privileges that may otherwise be available to Agent or any other Senior Claimholder.
          SECTION 16. Costs and Expenses.
          (a) Payments by the Company. To the extent consistent with Section 15.7 of the Credit Agreement, each of the Companies, jointly and severally, agrees to pay to Agent and the other Senior Claimholders on demand the reasonable out-of-pocket costs and expenses of such Person, and the reasonable fees and disbursements of counsel to such Person, in connection with the negotiation, preparation, execution, delivery, and administration of this Agreement, and any amendments, modifications, or waivers of the terms thereof.
          (b) Payments by the Companies. To the extent consistent with Section 15.7 of the Credit Agreement, each of the Companies, jointly and severally, agrees to pay to Agent and the other Senior Claimholders, on demand, all costs and expenses of such Person, and the fees and disbursements of counsel to such Person, in connection with the enforcement or attempted enforcement of, and preservation of rights or interests under, this Agreement, including any losses, costs and expenses sustained by such Person as a result of any failure by any Company to perform or observe its obligations contained in this Agreement.
          SECTION 17. Survival. All covenants, agreements, representations and warranties made in this Agreement shall, except to the extent otherwise provided herein, survive the execution and delivery of this Agreement, and shall continue in full force and effect so long as any Senior Debt remains unpaid. Without limiting the generality of the foregoing, the obligations of each Company under Section 16 shall survive the satisfaction of the Senior Debt.
          SECTION 18. Benefits of Agreement. This Agreement is entered into for the sole protection and benefit of the parties hereto and their successors and assigns, and no other Person shall be a direct or indirect beneficiary of, or shall have any direct or indirect cause of action or claim in connection with, this Agreement.
          SECTION 19. Binding Effect. This Agreement shall be binding upon, inure to the benefit of and be enforceable by each Company, Agent, each other Senior Claimholder and their respective successors and permitted assigns.
          SECTION 20. GOVERNING LAW. THE VALIDITY OF THIS AGREEMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
          SECTION 21. SUBMISSION TO JURISDICTION; JURY TRIAL WAIVER.
          (a) EACH PARTY HERETO HEREBY (i) SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE FEDERAL COURTS OF THE UNITED STATES SITTING IN THE BOROUGH OF MANHATTAN, STATE OF NEW YORK, FOR THE PURPOSE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, (ii) AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH COURTS, OR AT THE SOLE OPTION OF ANY SENIOR CLAIMHOLDER, IN ANY OTHER COURT IN WHICH ANY SENIOR CLAIMHOLDER SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY (iii) IRREVOCABLY WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE LAW) ANY OBJECTION WHICH IT NOW OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY OF THE FOREGOING COURTS, AND ANY OBJECTION ON THE GROUND THAT ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM AND (iv) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PERMITTED BY LAW.
          (b) TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH OF THE PARTIES HERETO REPRESENTS THAT IT HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL

COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.
          SECTION 22. Entire Agreement; Amendments and Waivers.
          (a) Entire Agreement. This Agreement constitutes the entire agreement of each of the Companies, Agent and each of the other Senior Claimholders with respect to the matters set forth herein and supersedes any prior agreements, commitments, drafts, communications, discussions and understandings, oral or written, with respect thereto.
          (b) Amendments and Waivers. Other than as expressly provided for in Section 13(b) no amendment to any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed by each of the Companies and Agent; and no waiver of any provision of this Agreement, or consent to any departure by any Company therefrom, shall in any event be effective unless the same shall be in writing and signed by Agent. Any such amendment, waiver, or consent shall be effective only in the specific instance and for the specific purpose for which given.
          SECTION 23. Conflicts. In case of any conflict or inconsistency between any terms of this Agreement, on the one hand, and any documents or instruments in respect of the Subordinated Debt, on the other hand, then the terms of this Agreement shall control.
          SECTION 24. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. If, however, any provision of this Agreement shall be prohibited by or invalid under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Agreement or the validity or effectiveness of such provision in any other jurisdiction.
          SECTION 25. Interpretation. This Agreement is the result of negotiations between, and have been reviewed by the respective counsel to, the Companies, Agent and each other Senior Claimholder and is the product of all parties hereto. Accordingly, this Agreement shall not be construed against Agent or any other Senior Claimholder merely because of their involvement in the preparation hereof.
          SECTION 26. Counterparts; Telefacsimile Execution. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.
          SECTION 27. Termination of Agreement. Upon payment and performance in full in cash of the Senior Debt, this Agreement shall terminate and Agent shall promptly execute and deliver to each Company such documents and instruments as shall be reasonably necessary to evidence such termination; provided, however, that the obligations of each Company under Section 16 shall survive such termination.
          SECTION 28. Representations and Warranties of the Companies. Each of the Companies hereby represents and warrants to Agent that: (a) each of the Companies has the power and authority to execute and deliver this Agreement and perform its obligations hereunder, to own and operate its properties and assets and to carry on its business as currently conducted and as contemplated to be conducted pursuant to the terms of the Loan Documents; (b) the execution, delivery and performance by each of the Companies of this Agreement has been duly authorized by all necessary corporate or limited liability company action on the part of such Company; and (c) this Agreement has been duly executed and delivered by each of the Companies.
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          IN WITNESS WHEREOF, the undersigned has executed and delivered this Agreement as of the date first written above.

COMMERCIAL BARGE LINE COMPANY, a Delaware corporation

By: Name:	/s/ Mary Ann Sigler Mary Ann Sigler
Title:	Vice President

AMERICAN COMMERCIAL LINES LLC, a Delaware limited liability company

By: Name:	/s/ Mary Ann Sigler Mary Ann Sigler
Title:	Vice President

ACL TRANSPORTATION SERVICES LLC, a Delaware limited liability company

By: Name:	/s/ Mary Ann Sigler Mary Ann Sigler
Title:	Vice President

JEFFBOAT LLC, a Delaware limited liability company

By: Name:	/s/ Mary Ann Sigler Mary Ann Sigler
Title:	Vice President

AMERICAN COMMERCIAL LINES INC., a Delaware corporation

By: Name:	/s/ Mary Ann Sigler Mary Ann Sigler
Title:	Vice President
[Signature page to Intercompany Subordination Agreement]

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WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company, as Agent

By: Name:	/s/ Christopher S. Hudik Christopher S. Hudik
Title:	Director
[Signature page to Intercompany Subordination Agreement]

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ACL PROFESSIONAL SERVICES INC., a Delaware corporation

By: Name:	/s/ Mary Ann Sigler Mary Ann Sigler
Title:	Vice President

ELLIOTT BAY DESIGN GROUP LLC, a Delaware limited liability company

By: Name:	/s/ Mary Ann Sigler Mary Ann Sigler
Title:	Vice President

ACL FINANCE CORP., a Delaware corporation

By:	/s/ Mary Ann Sigler
Name:	Mary Ann Sigler
Title:	Vice President

AMERICAN COMMERCIAL LINES INTERNATIONAL LLC, a Delaware limited liability company

By:	/s/ Mary Ann Sigler
Name:	Mary Ann Sigler
Title:	Vice President

AMERICAN COMMERCIAL BARGE LINE LLC, a Delaware limited liability company

By: Name:	/s/ Mary Ann Sigler Mary Ann Sigler
Title:	Vice President
[Signature page to Intercompany Subordination Agreement]

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